Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 4/15/2004


Blended Coupon 7.0020%


Excess Protection Level
3 Month Average   5.63%
September, 2000   5.61%
August, 2000   5.42%
July, 2000   5.86%


Cash Yield19.32%


Investor Charge Offs 4.49%


Base Rate 9.22%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,612,451,744.68